UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 42nd Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BXMT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 11, 2020, Blackstone Mortgage Trust, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”). A quorum was present at the meeting, as required by the Company’s Fifth Amended and Restated Bylaws. The immediately following charts set forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 – Election of Directors

The following eight individuals were elected to the Company’s Board of Directors to serve as directors until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Michael B. Nash	57,122,161	4,623,317	50,396,777
Stephen D. Plavin	59,825,120	1,920,358	50,396,777
Leonard W. Cotton	60,537,390	1,208,088	50,396,777
Thomas E. Dobrowski	45,662,199	16,083,279	50,396,777
Martin L. Edelman	57,160,638	4,584,840	50,396,777
Henry N. Nassau	41,823,654	19,921,824	50,396,777
Jonathan L. Pollack	53,327,908	8,417,570	50,396,777
Lynne B. Sagalyn	46,700,000	15,045,478	50,396,777

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified.

Votes For	Votes Against	Votes Abstained
111,453,926	451,339	236,990

Proposal 3 – Advisory Vote on Executive Compensation: To Approve in a Non-binding, Advisory Vote, the Compensation Paid to Our Named Executive Officers

The stockholders approved, on an advisory, non-binding basis, the compensation paid to our named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
57,906,558	3,390,131	448,789	50,396,777

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.

Date: June 12, 2020
	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Managing Director, Head of Legal and Compliance and Secretary